                     SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington, D.C. 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                January 24, 1997
                Date of Report (Date of earliest event reported)


                    FUND AMERICAN ENTERPRISES HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                       1-8993             94-2708455
(State or other jurisdiction of      (Commission       (I.R.S. Employer
 incorporation or organization)      file number)      Identification No.)


                    80 South Main Street, Hanover, NH 03755
                    (Address of principal executive offices)


                                (603) 643-1567
             (Registrant's telephone number, including area code)
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Item 4.  Changes in Registrant's Certifying Accountants

On January 24, 1997, the Board of Directors of Fund American Enterprises Holding, Inc. (the "Company"), upon recommendation of the Audit Committee, appointed KPMG Peat Marwick LLP as its independent auditors for the fiscal year ending December 31, 1997 to replace Ernst & Young LLP ("Ernst & Young") as independent auditors for the Company and Coopers & Lybrand LLP ("Coopers & Lybrand") as independent auditors for the Company's consolidated subsidiary, Valley Group, Inc. ("Valley"), effective upon the issuance of their reports on such consolidated financial statements for the year ended December 31, 1996. It is expected that Ernst & Young will issue their report on the consolidated financial statements of the Company and its subsidiaries for the year ended December 31, 1996 prior to March 31, 1997.

In connection with the audits of the two years ended December 31, 1995, and the subsequent interim period through January 24, 1997, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of Ernst & Young on the consolidated financial statements of the Company and subsidiaries as of and for the years ended December 31, 1995 and 1994, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph in 1995 regarding a change in the method of accounting for originated mortgage servicing rights, and in 1994 regarding a change in the methodology used to measure impairment of purchased mortgage servicing rights.

On December 1, 1995 the Company acquired Valley. Coopers & Lybrand LLP ("Coopers & Lybrand") has served as the independent auditors of Valley. It is expected that the report of Coopers & Lybrand on the consolidated financial statements of Valley for the year ended December 31, 1996 will be relied upon in the Ernst & Young report referred to above and, as such, will be included in Part II of the Company's 1996 Annual Report on Form 10-K. It is expected that Coopers & Lybrand will issue their report on the consolidated financial statements of Valley for the year ended December 31, 1996 prior to March 31, 1997.

There have been no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures with respect to Valley.

The Company has requested Ernst & Young and Coopers & Lybrand to furnish a letter addressed to the Commission stating whether it agrees with the above statements. Copies of those letters, dated January 24, 1997 are filed as Exhibits 16(a) and 16(b) to this Form 8-K.

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Item 7.  Financial Statements and Exhibits.

   (c)   Exhibits.  The following exhibits are filed herewith:



  Exhibit No.               Description
  -----------               -----------

  16(a)                     Letter from Ernst & Young LLP Re Change in
                            Certifying Accountant

  16(b)                     Letter from Coopers & Lybrand LLP Re Change in
                            Certifying Accountant

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            FUND AMERICAN ENTERPRISES HOLDINGS, INC.



Dated: January 31, 1997     By:                /s/ Michael S. Paquette
                                 --------------   --------------------
                                 Michael S. Paquette
                                 Vice President and
                                  Controller

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